UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On August 22, 2025, Body and Mind, Inc.’s (the “Company”) wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), holding 95,000 shares of common stock (the “DEP Shares”) of BAM Body and Mind Dispensary NJ, Inc., a New Jersey corporation (“BAM NJ”), entered into a stock purchase agreement (the “Drozdowski SPA”) with Paul Drozdowski, whereby DEP purchased 5,000 shares of common stock of BAM NJ held by Mr. Drozdowski (the “Drozdowski Shares”) for a purchase price of $1.00. The DEP Shares and Drozdowski Shares (the “BAM NJ Shares”) represent all of the issued and outstanding shares of BAM NJ.

As part of the closing requirement of the Drozdowski SPA, on August 22, 2025, DEP, BAM NJ and Mr. Drozdowski entered into a consulting termination agreement (the “Drozdowski Termination Agreement”), which is attached as Exhibit A to the Drozdowski SPA, and which terminated the consulting agreement entered into by DEP, BAM NJ and Mr. Drozdowski on September 22, 2023 (the “Drozdowski Consulting Agreement”). The Drozdowski Termination Agreement triggered a compensation provision in the Drozdowski Consulting Agreement, requiring DEP to pay Mr. Drozdowksi a sum of $50,000 to effectuate the termination of his consulting relationship.

Following the closing of the Drozdowski SPA on August 22, 2025, DEP became the sole holder of all the issued and outstanding shares of common stock of BAM NJ.

The foregoing description of the Drozdowski SPA does not purport to be complete and is subject to, and qualified in its entirety by the Drozdowski SPA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Purchase Agreement

On August 22, 2025, immediately following the closing of the Drozdowski SPA, DEP and BAM NJ entered into a purchase agreement (the “Purchase Agreement”) with Ascend New Jersey, LLC, a New Jersey limited liability company (“Ascend”) wherein DEP agreed to sell the BAM NJ Shares to Ascend in consideration for:

(a)	$1,000,000 less any Indebtedness (as defined in the Purchase Agreement) and less any fees and expenses incurred by DEP in connection with the preparation, negotiation and execution of the Purchase Agreement (the “Initial Consideration”) to be paid at or before the Closing Date of the Agreement;

(b)	$1,000,000 (the “Contingent Consideration”) to be released from escrow within three (3) business days following receipt by BAM NJ of written, final, and unconditional approval from the New Jersey Cannabis Regulatory Commission (“CRC”) of an annual class 5 cannabis retailer license (the “Retailer License”), along with all other licenses and permits necessary to operate the class 5 cannabis retail store located at 3191 U.S. Route 1, Lawrenceville, New Jersey 08648 (the “Property”).

Pursuant to the Purchase Agreement, Ascend had DEP transfer 65,000 of the BAM NJ Shares to a social equity partner of Ascend and transfer the remaining 35,000 of the BAM NJ Shares to Ascend.

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As a condition to closing of the Purchase Agreement, the parties agreed that DEP will cause BAM NJ to withdraw its current license/application for a Retailer License from the CRC to allow Ascend (and its designee) to apply for its own Retailer License. Once the CRC approves Ascend’s application for a Retailer License, the Contingent Consideration will be released from escrow and delivered to DEP.

The Purchase Agreement closed on August 22, 2025.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Purchase Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Limited Termination and Release of Security Agreement

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2024, the Company and the Bengal Catalyst Fund, LP, a Delaware limited partnership (the “Collateral Agent”) entered into a security agreement dated October 24, 2024 (the “Security Agreement”), pursuant to which Company granted to the Collateral Agent for the ratable benefit of the Collateral Agent, among others, a security interest in and on all of the Company’s right, title and interest in and to all present and after acquired personal property of the Company, wherever located, together with all books, records, writings, databases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing (collectively, the “Collateral”). The Collateral secured the performance of the Company’s obligations under a non-revolving credit facility agreement between the Company and the Collateral Agent dated October 24, 2024, certain securities purchase agreements dated December 19, 2022 between the Company and each of BAM I, A Series of Bengal Catalyst Fund SPV, LP, a Delaware limited partnership (“Bengal SPV”), Mindset Value Fund LP, a Delaware limited partnership, and Mindset Value Wellness Fund LP, a Delaware limited partnership, and the Security Agreement.

On August 22, 2025, the Company entered into a limited termination and release of security agreement (the “Security Release Agreement”) with the Collateral Agent and Bengal SPV (the “Secured Parties”), pursuant to which the Secured Parties consented to the Purchase Agreement and the transfer of the BAM NJ Shares contemplated thereunder, and agreed to terminate and release the BAM NJ Shares, BAM NJ and any Collateral held, owned, leased, or used by the BAM NJ from the Security Agreement, among other loan documents.

The foregoing description of the Security Release Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Security Release Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Lease Assignment

On August 22, 2025, BAM NJ, Ascend, and Lawrence Investment Group, LLC (the “Landlord”) entered into an assignment and assumption of lease and second amendment to lease (the “Lease Assignment”) dated August 22, 2025, whereby BAM NJ assigned a lease agreement with the Landlord in relation to the Property (the “Lease”) to Ascend. Contemporaneously, Ascend (as sublandlord) subleased the Property to BAM NJ (as subtenant) pursuant to a sublease agreement dated August 22, 2025.

In connection with the Lease Assignment, the Landlord agreed to terminate the guaranty of lease made by the Company dated February 14, 2023.

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The foregoing description of the Lease Assignment does not purport to be complete and is subject to, and qualified in its entirety by the Lease Assignment, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Drozdowski SPA, the Purchase Agreement and the Lease Assignment is responsive to and incorporated by reference into this Item 2.01.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 25, 2025, the Company issued a news release to announce the agreement to divest the BAM NJ Shares.

A copy of the news release is attached as Exhibit 99.1 hereto.

On August 27, 2025, the Company issued a correcting news release with respect to the agreement to divest the BAM NJ Shares to provide that Ascend will hold 35% of the BAM NJ Shares and Ascend’s social equity partner will hold 65% of the BAM NJ Shares.

A copy of the news release is attached as Exhibit 99.2 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement by and between DEP Nevada, Inc. and Paul Drozdowski, dated August 22, 2025

10.2	Purchase Agreement between DEP Nevada, Inc., BAM Body and Mind Dispensary NJ, Inc., and Ascend New Jersey, LLC, dated August 22, 2025

10.3	Limited Termination and Release of Security Agreement by and between Body and Mind Inc., Bengal Catalyst Fund, LP, and BAM I, A Series of Bengal Catalyst Fund SPV, LP, dated August 22, 2025

10.4	Assignment and Assumption of Lease and Second Amendment to Lease by and between BAM Body and Mind Dispensary NJ, Inc., Ascend New Jersey, LLC and Lawrence Investment Group, LLC, dated August 22, 2025

99.1	News release dated August 25, 2025

99.2	News release dated August 27, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: September 5, 2025	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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